SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2003

EaglePicher Holdings, Inc.
A Delaware Corporation

Commission File Number
No. 333-49957

I.R.S. Employer Identification
No. 13-3989553

11201 North Tatum Blvd, Suite 110, Phoenix, Arizona 85028
(602) 923-7200

Table of Additional Registrants

	Jurisdiction		IRS Employer
	Incorporation or	Commission	Identification
Name	Organization	File Number	Number

EaglePicher Incorporated	Ohio	333-49957	31-0268670
Daisy Parts, Inc.	Michigan	333-49957-02	38-1406772
EaglePicher Development Co., Inc.	Delaware	333-49957-03	31-1215706
EaglePicher Far East, Inc.	Delaware	333-49957-04	31-1235685
EaglePicher Minerals, Inc.	Nevada	333-49957-06	31-1188662
EaglePicher Technologies, LLC	Delaware	333-49957-09	31-1587660
Hillsdale Tool & Manufacturing Co.	Michigan	333-49957-07	38-0946293
EPMR Corporation (f/k/a Michigan Automotive Research Corp.)	Michigan	333-49957-08	38-2185909

Item 5. Other Events

     EaglePicher Holdings, Inc. issued the attached press release on April 14, 2003 regarding the announcement of its first quarter 2003 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLEPICHER HOLDINGS, INC.

/s/ Thomas R. Pilholski Thomas R. Pilholski Senior Vice President and Chief Financial Officer

DATE: April 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLEPICHER INCORPORATED

/s/ Thomas R. Pilholski Thomas R. Pilholski Senior Vice President and Chief Financial Officer

DATE: April 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAISY PARTS, INC.

/s/ Thomas R. Pilholski Thomas R. Pilholski Vice President

DATE: April 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLEPICHER DEVELOPMENT CO., INC.

/s/ Thomas R. Pilholski Thomas R. Pilholski Vice President

DATE: April 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLEPICHER FAR EAST, INC.

/s/ Thomas R. Pilholski Thomas R. Pilholski Vice President

DATE: April 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLEPICHER MINERALS, INC.

/s/ Thomas R. Pilholski Thomas R. Pilholski Vice President

DATE: April 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLEPICHER TECHNOLOGIES, LLC

/s/ Bradley J. Waters Bradley J. Waters Vice President and Chief Financial Officer

DATE April 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HILLSDALE TOOL & MANUFACTURING CO.

/s/ Thomas R. Pilholski Thomas R. Pilholski Vice President

DATE: April 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPMR CORPORATION

/s/ Thomas R. Pilholski Thomas R. Pilholski Vice President

DATE: April 14, 2003

EXHIBIT INDEX

Exhibit No.	Description

1	Press release by EaglePicher Holdings, Inc. dated April 14, 2003

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